                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8006

                        MORGAN GRENFELL INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (410) 895-5000
                                                            --------------

                                Daniel O. Hirsch
                        Morgan Grenfell Investment Trust
                                One South Street
                           Baltimore, Maryland 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder European Equity Fund

Scudder International Select Equity Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

		Scudder European Equity Fund	Scudder International Select Equity Fund
Class A	Nasdaq Symbol	DBEAX	DBISX
	CUSIP Number	81116P 881	81116P 402
Class B	Nasdaq Symbol	DBEBX	DBIBX
	CUSIP Number	81116P 873	81116P 501
Class C	Nasdaq Symbol	DBECX	DBICX
	CUSIP Number	81116P 865	81116P 600
Institutional Class	Nasdaq Symbol	MEUEX	MGINX
	CUSIP Number	81116P 709	81116P 105
Investment Class	Nasdaq Symbol	MEUVX	MGIVX
	CUSIP Number	81116P 808	81116P 204
Premier Class	Nasdaq Symbol	N/A	MGIPX
	CUSIP Number	N/A	81116P 303

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Scudder European Equity Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder European Equity Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class A(a)	1.99%	-15.29%	-14.26%	11.92%	17.02%
Class B(a)	1.53%	-15.92%	-14.84%	11.13%	16.19%
Class C(a)	1.53%	-16.09%	-14.75%	11.20%	16.24%
Institutional Class+	1.95%	-15.19%	-14.02%	12.22%	17.34%
MSCI Europe Index++	4.17%	-15.17%	-13.60%	-5.60%	3.69%

Scudder European Equity Fund	6-Month**	1-Year	3-Year	Life of Class****
Investment Class+	1.78%	-15.43%	-14.21%	5.05%
MSCI Europe Index++	4.17%	-15.17%	-13.60%	-13.48%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

** Total returns shown for periods less than one year are not annualized.
+ Institutional Class and Investment Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 4/30/03	$ 6.46	$ 6.42	$ 6.44	$ 16.64	$ 17.53
10/31/02	$ 6.47	$ 6.41	$ 6.43	$ 16.69	$ 17.61
Distribution Information: Six Months: Income Dividends	$ 0.14	$ 0.09	$ 0.09	$ 0.35	$ 0.41

Institutional Class Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	64	of	173	37
3-Year	48	of	126	38
5-Year	1	of	68	2

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder European Equity Fund - Class A(c) [] MSCI Europe Index++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Class***
Class A(c)	Growth of $10,000	$7,984	$5,940	$16,549	$26,840
	Average annual total return	-20.16%	-15.94%	10.60%	15.99%
Class B(c)	Growth of $10,000	$8,159	$6,132	$16,908	$27,089
	Average annual total return	-18.41%	-15.04%	11.08%	16.15%
Class C(c)	Growth of $10,000	$8,307	$6,134	$16,835	$26,963
	Average annual total return	-16.93%	-15.03%	10.98%	16.07%
MSCI Europe Index++	Growth of $10,000	$8,483	$6,451	$7,495	$12,734
	Average annual total return	-15.17%	-13.60%	-5.60%	3.69%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder European Equity Fund - Institutional Class [] MSCI Europe Index++

Yearly periods ended April 30

Comparative Results*
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class	Growth of $250,000	$212,025	$158,875	$444,900	$724,550
	Average annual total return	-15.19%	-14.02%	12.22%	17.34%
MSCI Europe Index++	Growth of $250,000	$212,075	$161,275	$187,375	$318,350
	Average annual total return	-15.17%	-13.60%	-5.60%	3.69%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Comparative Results*
Scudder European Equity Fund		1-Year	3-Year	Life of Class****
Investment Class	Growth of $10,000	$8,457	$6,315	$11,797
	Average annual total return	-15.43%	-14.21%	5.05%
MSCI Europe Index++	Growth of $10,000,	$8,483	$6,451	$6,171
	Average annual total return	-15.17%	-13.60%	-13.48%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on September 3, 1996. Index returns begin August 31, 1996.
****Investment Class commenced operations on December 23, 1999. Index returns begin December 31, 1999.
a Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The differences in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Fund's performance was significantly impacted by gains from initial public offerings (IPOs) purchased in 2000 during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Scudder International Select Equity Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder International Select Equity Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class A(a)	-3.19%	-18.95%	-17.09%	3.64%	7.34%
Class B(a)	-3.64%	-19.66%	-17.91%	2.72%	6.44%
Class C(a)	-3.64%	-19.75%	-17.91%	2.72%	6.44%
Institutional Class+	-3.18%	-18.86%	-17.03%	3.82%	7.59%
MSCI EAFE Index++	1.81%	-16.27%	-15.49%	-5.52%	0.00%

Scudder International Select Equity Fund	6-Month**	1-Year	3-Year	Life of Class****
Investment Class+	-3.25%	-19.02%	-17.27%	-6.52%
MSCI EAFE Index++	1.81%	-16.27%	-15.49%	-11.81%

Scudder International Select Equity Fund	6-Month**	1-Year	3-Year	Life of Class*****
Premier Class+	-3.09%	-18.65%	-16.86%	-18.67%
MSCI EAFE Index++	1.81%	-16.27%	-15.49%	-15.36%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

** Total returns shown for periods less than one year are not annualized.
+ Institutional Class, Investment Class and Premier Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class	Premier Class
Net Asset Value:
4/30/03	$ 7.30	$ 7.15	$ 7.15	$ 12.68	$ 12.86	$ 12.76
10/31/02	$ 7.56	$ 7.42	$ 7.42	$ 13.14	$ 13.35	$ 13.28
Distribution Information: Six Months:
Income Dividends	$ .02	$ -	$ -	$ .03	$ .07	$ .11

Institutional Class Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	476	of	823	58
3-Year	299	of	619	49
5-Year	6	of	457	2

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder International Select Equity Fund - Class A(c) [] MSCI EAFE Index++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class***
Class A(c)	Growth of $10,000	$7,639	$5,371	$11,270	$16,571
	Average annual total return	-23.61%	-18.71%	2.42%	6.55%
Class B(c)	Growth of $10,000	$7,793	$5,475	$11,379	$16,440
	Average annual total return	-22.07%	-18.19%	2.62%	6.44%
Class C(c)	Growth of $10,000	$7,944	$5,477	$11,321	$16,276
	Average annual total return	-20.56%	-18.18%	2.51%	6.31%
MSCI EAFE Index++	Growth of $10,000	$8,373	$6,036	$7,527	$10,003
	Average annual total return	-16.27%	-15.49%	-5.52%	0.00%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder International Select Equity Fund - Institutional Class [] MSCI EAFE Index++

Yearly periods ended April 30

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class	Growth of $250,000	$202,850	$142,775	$301,525	$447,625
	Average annual total return	-18.86%	-17.03%	3.82%	7.59%
MSCI EAFE Index++	Growth of $250,000	$209,325	$150,900	$188,175	$250,075
	Average annual total return	-16.27%	-15.49%	-5.52%	0.00%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class****
Investment Class	Growth of $10,000	$8,098	$5,662	$7,897
	Average annual total return	-19.02%	-17.27%	-6.52%
MSCI EAFE Index++	Growth of $10,000	$8,373	$6,036	$6,441
	Average annual total return	-16.27%	-15.49%	-11.81%

The growth of $10,000 is cumulative.

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class*****
Premier Class	Growth of $5,000,000	$4,067,500	$2,874,000	$2,599,500
	Average annual total return	-18.65%	-16.86%	-18.67%
MSCI EAFE Index++	Growth of $5,000,000	$4,186,500	$3,018,000	$2,970,500
	Average annual total return	-16.27%	-15.49%	-15.36%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.
****Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.
*****Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.
a Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder European Equity Fund

In the following interview, Portfolio Manager Alexander "Sandy" Black discusses Scudder European Equity Fund's performance and the market environment during the six-month period ended April 30, 2003.

Q: Will you provide a brief overview of European equity markets for the semiannual period ending April 30, 2003?

A: European markets began the six-month period with a sharp rally in November. That rally was led by what we believed were fundamentally unattractive, more volatile stocks, and therefore these particular equities were not in the portfolio at that time. By the end of November, the rally had subsided, and from that time through the recent trough in mid-March, European markets fell by more than 25%, which is a precipitous decline in a four-and-a-half-month period. This decline was driven by a combination of factors, including:

• Concerns about the US-led war with Iraq

• Expectations of earnings shortfalls

• Concerns about the direction of global macroeconomic activity

All of these factors added up to a substantial increase in risk aversion on the part of investors. Very few people were interested in adding to positions in equities, and the six-month period overall was characterized by relatively low trading volumes in European stocks. Markets bottomed on March 12, and from that date to the end of the period on April 30, European markets rose markedly, primarily in April. In that month, there was, not surprisingly, a reversal of a number of the trends - highlighted above - the war began and proceeded, the first-quarter reporting season for the United States and for Europe was not as unpleasant as had been anticipated by analysts, and economic outlooks were not worse than expected, and they were often better.

Markets have now returned to a more normal view of the world, although there is still a substantial amount of caution around long-term developments for economies and corporate profits. However, we believe investors might have moved away from that extremely negative, highly risk-averse position that they demonstrated in the middle of the six-month period. And we're not just speaking of individual investors. Notably, merger and acquisition activity, which had been at very low levels for two years, appears to be reviving. We've seen some interesting discussions, such as HSBC and Household International, and Procter & Gamble and Wella, as well as some activity in UK retail (Household International, Procter & Gamble and Wella were not holdings in the portfolio as of April 30, 2003).

Q: What was the performance of Scudder European Equity Fund against this six-month backdrop?

A: Within this clearly tempestuous, albeit marginally improving, environment, the MSCI Europe Index gained 4.17% for the semiannual period ending April 30, 2003, compared with Scudder European Equity Fund, which returned 1.99% (Class A shares unadjusted for sales charges) for the period. (Please see pages 3 through 6 for the performance of other share classes.)

The primary reason for the fund's underperformance during this period was its defensive posture in November. As mentioned earlier, we did not own many of the strong performers during that month because we were skeptical of the fundamentals; many of the top-performing companies during that month had questionable balance sheets. While the fund's relative - and absolute - performance improved in subsequent months, it was not enough to compensate for the hit in November.

Q: What were the major contributors to and detractors from the fund's performance?

A: Broadly speaking, our allocations within the financials sector, one of the worst-performing sectors for the period, both detracted and contributed. Those stocks that we held suffered losses, which hurt performance. On the flip side, we were absent from several financials included in the benchmark that performed poorly, so this positioning helped the fund's performance relative to the benchmark.

Additionally, several consumer-related equities detracted from performance, as many of these stocks experienced a backlash from the Ahold scandal (the Dutch food retailer announced in mid-February that it had overstated its 2001 and 2002 earnings by at least $500 million, and the SEC is now investigating the company's US food service unit for possible fraud). We had no direct exposure to Ahold during the period under review, so this contributed to relative performance.

On a stock-specific basis, two of our top contributors to performance were Spain's Telefonica and Germany's Metro. Telefonica provides telecommunication services primarily to countries in Europe and Latin America. The company offers fixed-line and mobile telephone, Internet and data-transmission services to residential and corporate customers. We remain overweight in Telefonica; we were pleased with its full-year 2002 results and believe the outlook is encouraging. Additionally, we believe domestic cash generation alone (European cash generation, not Latin American cash generation), is the major strength behind the company's valuation. In our view, this means any problems in Latin America do not truly affect the value of the stock. Metro operates retail stores and markets products over the Internet. The company plans to further expand its cash-and-carry and consumer electronics divisions, while also restructuring its supermarket and home improvement divisions. We have a positive stance on Metro and are overweight because we see momentum in the group and its stock appears to be undervalued.

On the other hand, two of the fund's most detrimental positions during the period under review were the French pharmaceutical Aventis and Brambles Industries in the United Kingdom. (As of April 30, 2003, positions in Brambles Industries were sold.) Aventis manufactures life sciences products. Our overweight position detracted from returns as Aventis, along with the health care sector, declined significantly during the six-month period. However, following a meeting with the company's senior management, we maintain our positive stance on Aventis. In our view, it is a high-quality company, and its equity valuation is now attractively low. In fact, we have used this opportunity to increase our position there. Brambles Industries is a global support services group operating in 40 countries. It had a disappointing 2002 fourth quarter, and we decided to sell the position during the period. Although the stock has, in fact, retraced a good part of its underperformance thus far in 2003, we do not feel comfortable with the recovery story and believe it could be a long-term underperformer.

Q: With respect to sector exposure, was there any repositioning of the portfolio during the semiannual period?

A: We reduced our weighting in consumer discretionary and financials stocks during the period. We trimmed consumer discretionary in part because of the uncertainty surrounding the global economic outlook, which usually hampers consumer spending. We expect some weakness in this sector, at least for the near term. In the financials arena, the risk remains that banks' bad debt will be a concern through 2003; with few exceptions, banks are not attractively valued. Insurance stocks are under threat from weak financial markets and fragile balance sheets.

We have used some of these proceeds to increase the fund's positions in health care and telecommunications. The European health care sector declined during the period, in part because of the effects of currency. Many European health care companies do a substantial amount of business in the United States, and the weakening US dollar hurt those profits. We believe that many of these companies are fundamentally sound, and we took advantage of the current low prices to add to these positions, as we did with Aventis. Similarly, while telecom struggled during the period, we have observed several examples of beneficial management changes leading to operational improvements and positive cash flow characteristics. In our view, this puts them in a favorable position in uncertain markets. Thus, we added to Deutsche Telekom, which was attractively valued, and added Orange to the portfolio, which is France Telecom's mobile business.

Q: What do you recommend that shareholders consider in the months ahead?

A: Certainly the investment environment around the world has been uncomfortable for some time now. With this in mind, we would like to draw shareholders' attention to two key points. First, in this fund we do not invest in countries or sectors, but focus strictly on finding those European companies that we believe offer the best investment opportunity. As discussed in previous reports, we use a measure called cash-flow return on investment, or CFROI, as the key measure of stock assessment. We like this tool because it appears to work well. Like other measures, CFROI evaluates earnings and cash flow, but it also incorporates the amount of capital required to generate the earnings and cash flow. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows regardless of the market environment.

Our second point is simple. While we remain in a period of volatile global markets, there are signs of modest improvement around the world. We believe we are, perhaps, at a better starting point now than at any other time over the past three years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder International Select Equity Fund

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Select Equity Fund's performance and the market environment during the six-month period ended April 30, 2003.

Q: Will you provide an overview of the market environment for the six-month period ended April 30, 2003?

A: The key words we would use to describe the period are volatility and uncertainty. Markets have been extremely unforgiving; investors have been penalizing stocks heavily on the downside and conversely, they have been largely meager with upside praise. Even so, we believe that the global market environment is at a stage of maturity with this bear market. International markets began the six-month period positively in November - a continuation of the sharp rally that began in October 2002, following one of the worst quarters for global equity performance in history. By the end of November 2002, as equity valuations began to look relatively full, equities began to consolidate. Uncertainty surrounding the potential for war in Iraq then began to weigh heavily on market sentiment, causing markets to sell off during January and February 2003. However, by the middle of March 2003, as the success of the allies' campaign in Iraq became clear, markets bottomed and were able to move upwards, culminating in a sharp uptick in April 2003.

There is, in our view, a distinction between the rally we witnessed at the beginning of the period and the one that occurred at the end. The November 2002 rally was characterized by a rebound of many securities, particularly technology and related stocks, that had become oversold. Many of the more speculative companies rose, most of which we did not hold in the portfolio for reasons of poor balance sheets or unsustainable business models. These were companies in which, in many cases, the level of equity had been overshadowed by debt burdens, which left them highly sensitive to any positive change in assumptions.

The rally which commenced in mid March 2003 gained momentum on the basis of better fundamental news. While the macroeconomic environment remained unclear, analysis of equity performance suggested that there were other factors coming into play. One such factor is the improvement seen in cash-flow generation. As companies have regained control over this key variable, corporate bond spreads have sustained a rally, causing a sharp contraction in credit spreads. Moreover, first-quarter earnings results were generally good despite the subdued global economic environment. The US dollar has continued to weaken, sustaining a downward path. The resulting euro rally continued to put pressure on European exporters.

Asia was the one bright spot in the global growth outlook, but expectations for 2003 growth have been coming down sharply in the wake of the SARS outbreak.

Q: What was the performance of Scudder International Select Equity Fund against this six-month backdrop?

A: Within this clearly tempestuous, albeit marginally improving, environment, Scudder International Select Equity Fund returned -3.19% (Class A shares unadjusted for sales charges) for the semiannual period ended April 30, 2003, compared with the MSCI EAFE Index, which returned 1.81% for the period. (Please see pages 7 through 10 for the performance of other share classes.)

The underperformance for the period stems primarily from poor performance by a handful of our holdings within the financials and consumer discretionary sectors. We remained underweight in financials during the period, which in itself did not hurt the fund, but stock selection was poor. Specifically, ING, the Dutch insurer and bank, was impacted by Ahold contagion as it had exposure to Ahold through its debt and equity portfolios. Ahold announced in February 2003 that it had overstated its 2001 and 2002 earnings by at least $500 million, and the SEC is now investigating Ahold's US food service unit for possible fraud. (As of April 30, 2003, positions in ING and Ahold were not held.)

Swiss Re also hurt performance during the period when it cut its dividend in February 2003 for the first time in 106 years. This caused a shock in the market, as the company is perceived to be one of the strongest insurance companies. Even so, the company remains an AAA credit and has since rebounded.

The other primary reason for the fund's underperformance for the period was Sony, a stock that fell sharply in April 2003. Sony announced very poor first-quarter results as numbers within the electronics division came in below expectations, which suggested that the business has structural problems. The company also indicated that additional large-scale restructuring is needed to put the company in a winning position, implying that the 2002 restructuring did not work. While the outlook for games is still good, with strong performance from Playstation 2 games, in our opinion it is likely that the company's overall value could decline due to higher research and development costs during 2003.

Finally, certain industrials holdings hurt performance. Group 4 Falck, the European security and guarding services company that recently acquired US-based Wackenhut, was weak on the back of declining expectations. Additionally, BAA, which owns and operates airports in the United Kingdom, was impacted by declining traffic due to war, fears of terrorism and SARS. In both cases, we still believe that the long-term stories remain intact. (As of April 30, 2003, the position in BAA was sold.)

Q: What were the primary contributors to performance during the six-month period ended April 30, 2003?

A: In the materials sector, CRH was a top-performing holding for the fund, particularly during March 2003. CRH is Europe's third-largest maker of building materials and had been under pressure as a result of its exposure to the US building market. There was concern that this division would become a drag on earnings as US consumer consumption slows down. The stock performed well after the announcement at the beginning of March 2003 that acquisitions and cost cutting resulted in better-than-expected 2002 second-half profits. The company also indicated that it will seek further acquisitions this year to offset an expected fall in sales in the United States and other markets. The market rewarded the stock, as good numbers were seen as confirmation that senior management has continued to be able to execute on its strategy even in a difficult environment. CRH also announced that, in May 2003, it intends to ask shareholders for permission to buy back up to 10% of its stock, which would be a positive if it is approved and occurs.

The telecommunications sector also remained one of the better-performing sectors during the period ended April 30, 2003. The fund benefited from strong stock selection within the sector in companies such as Vodafone Group and Telefonica. Vodafone has been successful on several fronts, including increased revenue and improved margin expansion, and has become a strong market leader. In October 2002, Vodafone launched the "Vodafone live" service backed up by a strong and well-received advertising campaign which has borne fruit. During the period ended April 30, 2003, we added to the company on weakness, as it continues to meet its sales targets and remains a dominant player in the market. Telefonica performed well in response to solid 2002 results and continued positive sentiment from Brazil. Telefonica's domestic businesses remain cash generative due to the company's strong positioning in Spain. Risks remain from the company's Latin American exposure; however, we added to the stock, as we believe this risk to be more than discounted in the value, while the company continues to have a strong cash-flow business with a solid balance sheet and attractive growth prospects.

Not all financials holdings detracted from performance. For example, Royal Bank of Scotland Group was a strong contributor. This company raised its pretax profit when subsidiaries Direct Line and Citizens Bank produced good results. This re-emphasized the positive impact of the group's diversified growth profile. The company continues to be very cash generative and maintains a position of free cash flow even after all the demands on this cash have been met. We believe the franchise is superior, and the company continues to be able to deliver resilient growth numbers.

Q: What do you recommend that shareholders keep in mind in the months ahead?

A: One of the risks we see is from the strengthening euro. This strengthening has been as a result of US dollar weakness and not European economic strength, and the true cost to the European economies is unlikely to have been seen as yet. Elsewhere, SARS took a modest toll on the outlook for the one area of strong global growth, Asia. Economic forecasts for Asia have fallen as economic activity, particularly retail sales in Hong Kong, were negatively impacted. However, this could lead to greater openness and transparency from China, which would be a positive.

Against this poor economic backdrop, investing remains challenging, especially in the context of the strong rally we have had more recently. Within this environment, we continue to search for stocks that have proven profitability and growth over the cycle as a whole as well as the ability to deliver top-line growth in a low-growth environment. In this search, we utilize our substantial team of more than 100 global sector analysts adhering closely to our CFROI valuation methodology, cash-flow return on investment (CFROI), in an attempt to identify the intrinsic value in companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Scudder European Equity Fund

Geographical Diversification	4/30/03	10/31/02

United Kingdom	32%	32%
Germany	14%	10%
France	14%	15%
Switzerland	13%	14%
Netherlands	7%	9%
Italy	5%	4%
Finland	4%	4%
Spain	4%	4%
Sweden	3%	3%
Other	4%	5%
	100%	100%

Sector Diversification	4/30/03	10/31/02

Financials	23%	20%
Health Care	14%	16%
Telecommunication Services	13%	8%
Energy	13%	13%
Consumer Staples	9%	11%
Consumer Discretionary	8%	8%
Industrials	6%	10%
Utilities	5%	-
Information Technology	5%	5%
Other	4%	9%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (34.5% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.3%
2. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.9%
3. Total SA Producer of oil and natural gas	France	3.8%
4. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.6%
5. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.3%
6. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	3.3%
7. Deutsche Telecom AG Provider of telecommunication services	Germany	3.2%
8. Nestle SA Producer and seller of food products	Switzerland	3.1%
9. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.0%
10. Aventis SA Manufacturer of life science products	France	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 27. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder International Select Equity Fund

Geographical Diversification	4/30/03	10/31/02

Continental Europe	50%	45%
United Kingdom	25%	29%
Japan	18%	22%
Asia (excluding Japan)	5%	2%
Australia	2%	2%
	100%	100%

Sector Diversification	4/30/03	10/31/02

Financials	17%	18%
Industrials	13%	13%
Health Care	12%	10%
Telecommunication Services	10%	7%
Consumer Discretionary	10%	20%
Consumer Staples	9%	12%
Energy	9%	6%
Information Technology	7%	7%
Utilities	7%	5%
Other	6%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (34.1% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.1%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.0%
3. Total SA Producer of oil and natural gas	France	3.8%
4. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.6%
5. Nestle SA Producer and seller of food products	Switzerland	3.4%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.3%
7. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	3.2%
8. UBS SA Provider of commercial and investment banking services	Switzerland	2.9%
9. Telefonica SA Provider of telecommunication services	Spain	2.9%
10. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolios as of April 30, 2003 (Unaudited)

Scudder European Equity Fund	Shares	Value ($)

Common Stocks 99.0%
Belgium 2.4%
Dexia*	24,260	278,052
Interbrew	8,070	180,122
		458,174
Denmark 1.7%
Danske Bank AS	7,960	153,154
Group 4 Falck AS	4,690	81,778
Tele Danmark AS	3,590	89,310
		324,242
Finland 3.8%
Nokia Oyj	36,290	613,975
Stora Enso Oyj "R"	9,590	104,242
		718,217
France 13.9%
Aventis SA	11,227	570,210
BNP Paribas SA	4,410	207,001
Groupe Danone	1,620	229,244
Orange SA*	10,190	81,651
Pechiney SA "A"	6,650	191,843
Schneider Electric SA	6,850	324,284
Suez SA	10,670	173,734
Total SA	5,487	719,511
Valeo SA	4,390	125,764
		2,623,242
Germany 13.0%
Allianz AG (Registered)	940	66,090
BASF AG	2,590	114,606
Bayerische Motoren Werke AG	5,570	185,862
Deutsche Telekom AG	45,470	607,920
E.ON AG	7,246	343,678
Infineon Technologies AG*	25,650	188,928
Metro AG	7,980	219,080
RWE AG*	6,840	184,729
Schering AG	2,990	133,307
Siemens AG	6,111	302,121
Volkswagen AG	3,205	112,311
		2,458,632
Italy 4.7%
Assicurazioni Generali SpA	5,310	122,016
Eni SpA*	32,126	457,838
Snam Rete Gas SpA*	31,800	115,339
Telecom Italia SpA	23,888	195,144
		890,337
Netherlands 7.0%
ABN AMRO Holding NV	18,450	311,736
Akzo Nobel NV	5,778	128,449
ASML Holding NV*	4,263	36,823
ING Groep NV	15,260	247,789
Koninklijke (Royal) Philips Electronics NV	26,660	495,975
TPG NV	5,700	88,930
		1,309,702
Spain 3.8%
Banco Popular Espanol SA	3,578	173,458
Telefonica SA*	49,019	542,125
		715,583
Sweden 3.4%
Sandvik AB	5,250	133,501
Securitas AB "B"	19,700	231,207
Svenska Handelsbanken AB "A"	17,810	283,054
		647,762
Switzerland 13.1%
Nestle SA (Registered)	2,840	578,972
Novartis AG (Registered)	13,120	517,526
Roche Holding AG	7,220	459,401
Swiss Re (Registered)	6,270	409,586
Syngenta AG*	5,250	270,958
UBS AG (Registered)	4,840	229,635
		2,466,078
United Kingdom 32.2%
AstraZeneca PLC	11,370	446,125
Barclays PLC	40,900	282,555
Boots Group PLC	10,480	95,892
BP PLC	98,905	626,767
British Sky Broadcasting Group PLC*	16,020	166,042
BT Group PLC	72,470	207,617
GlaxoSmithKline PLC	20,443	409,720
HSBC Holdings PLC	52,180	571,685
Imperial Tobacco Group PLC	9,420	157,631
Legal & General Group PLC	137,096	169,813
Lloyds TSB Group PLC	14,470	95,166
National Grid Transco PLC	13,940	91,569
Royal Bank of Scotland Group PLC	27,994	734,207
Scottish & Southern Energy PLC	10,190	104,720
Shell Transport & Trading Co., PLC	112,043	671,075
The Sage Group PLC	54,240	120,281
Unilever PLC	31,410	308,737
Vodafone Group PLC	410,753	810,759
		6,070,361
Total Common Stocks (Cost $19,517,424)		18,682,330

Preferred Stocks 1.0%
Germany
Henkel KGaA (Cost $165,606)	2,890	186,096
Total Investment Portfolio - 100.0% (Cost $19,683,030) (a)		18,868,426

* Non-income producing security.
(a) The cost for federal income tax purposes was $20,020,538. At April 30, 2003, net unrealized depreciation for all securities based on tax cost was $1,152,112. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $892,369 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,044,481.

The accompanying notes are an integral part of the financial statements.

Scudder International Select Equity Fund	Shares	Value ($)

Common Stocks 100.0%
Australia 2.1%
Telstra Corp., Ltd.	5,224,300	13,758,538
Denmark 1.4%
Group 4 Falck AS	548,832	9,569,797
France 9.3%
Aventis SA	336,900	17,110,875
France Telecom SA*	268,000	6,164,206
Groupe Danone	95,930	13,574,944
Total SA	191,100	25,058,953
		61,908,978
Germany 7.7%
BASF AG	219,279	9,702,968
E.ON AG	374,700	17,772,028
SAP AG	66,600	6,771,065
Siemens AG	344,270	17,020,302
		51,266,363
Hong Kong 2.6%
Hong Kong Electric Holdings Ltd.	3,576,100	14,306,142
Hutchison Whampoa Ltd.	468,000	2,604,317
		16,910,459
Ireland 3.9%
Bank of Ireland	1,074,200	13,126,944
CRH PLC	840,120	12,901,022
		26,027,966
Italy 2.9%
Eni SpA*	1,337,301	19,058,312
Japan 18.2%
Bridgestone Corp.*	1,071,500	12,156,125
Canon, Inc.	418,000	16,893,845
Daito Trust Construction Co., Ltd.	599,100	11,428,413
Kao Corp.	614,700	11,210,569
Mitsubishi Corp.	2,108,000	12,532,048
Nomura Holdings, Inc.	1,240,600	12,285,331
Sony Corp.	405,900	9,870,116
Takeda Chemical Industries, Ltd.	407,000	14,913,550
Toyota Motor Corp.	845,100	19,132,735
		120,422,732
Korea 2.0%
Samsung Electronics Co., Ltd. (GDR)	107,150	13,404,465
Netherlands 8.1%
ASML Holding NV*	1,109,497	9,583,661
IHC Caland NV	277,300	14,312,845
TPG NV	866,830	13,524,010
Vedior NV	840,725	5,545,054
VNU NV	360,296	10,454,353
		53,419,923
Spain 2.9%
Telefonica SA*	1,752,748	19,384,625
Sweden 5.4%
Sandvik AB	508,390	12,927,750
Skandinaviska Enskilda Banken "A"	657,000	6,827,268
Telefonaktiebolaget LM Ericsson "B"*	17,564,800	15,997,868
		35,752,886
Switzerland 12.3%
Nestle SA (Registered)	111,810	22,793,973
Novartis AG (Registered)	606,100	23,907,948
Swiss Re (Registered)	240,029	15,679,842
UBS AG (Registered)	411,400	19,518,978
		81,900,741
United Kingdom 21.2%
AstraZeneca PLC	536,100	21,034,987
BHP Billiton PLC	2,761,610	14,123,986
Hilton Group PLC	421,179	1,029,919
HSBC Holdings PLC	2,445,800	26,796,209
National Grid Transco PLC	2,060,800	13,537,006
Royal Bank of Scotland Group PLC	837,157	21,956,365
Tesco PLC	4,796,403	15,178,393
Vodafone Group PLC	13,767,200	27,174,249
		140,831,114
Total Common Stocks (Cost $659,368,274)		663,616,899
Total Investment Portfolio - 100.0% (Cost $659,368,274) (a)		663,616,899

* Non-income producing security.
(a) The cost for federal income tax purposes was $660,081,137. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $3,535,762. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,246,099 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,710,337.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets	Scudder European Equity Fund	Scudder International Select Equity Fund
Investments in portfolio, at value (cost of $19,683,030 and $659,368,274, respectively)	$ 18,868,426	$ 663,616,899
Cash	586,448	15,312,490
Foreign currency, at value (cost of $22 and $4,743,073, respectively)	22	4,938,577
Receivable for investments sold	378,722	37,216,862
Receivable for Fund shares sold	1,327	161,516
Dividends receivable	76,736	2,805,366
Foreign taxes recoverable	55,141	706,020
Unrealized appreciation on forward foreign currency exchange contracts	58,967	4,906
Other	-	31,913
Total assets	$ 20,025,789	$ 724,794,549
Liabilities
Payable for investments purchased	536,493	43,841,303
Payable for Fund shares redeemed	-	199,232
Unrealized depreciation on forward foreign currency exchange contracts	33,353	34,645
Accrued advisory fee	4,478	343,904
Other accrued expenses and payables	155,417	339,781
Total liabilities	729,741	44,758,865
Net assets, at value	$ 19,296,048	$ 680,035,684
Net Assets
Net assets consist of: Undistributed net investment income	107,667	2,705,769
Net unrealized appreciation (depreciation) on: Investments	(814,604)	4,248,625
Foreign currency related transactions	35,553	246,586
Accumulated net realized gain (loss)	(25,585,074)	(147,922,594)
Paid-in capital	45,552,506	820,757,298
Net assets, at value	$ 19,296,048	$ 680,035,684

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value	Scudder European Equity Fund	Scudder International Select Equity Fund
Class A Net assets applicable to shares outstanding	$ 164,327	$ 361,379,504
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	25,440	49,519,249
Net Asset Value and redemption price (a) per share	$ 6.46	$ 7.30
Maximum offering price per share ($100 / 94.25 of $6.46 and $7.30, respectively)	$ 6.85	$ 7.75
Class B Net assets applicable to shares outstanding	$ 206,173	$ 1,298,052
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	32,136	181,475
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 6.42	$ 7.15
Class C Net assets applicable to shares outstanding	$ 344,439	$ 1,895,523
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	53,459	265,132
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share	$ 6.44	$ 7.15
Maximum offering price per share ($100 / 99.00 of $6.44 and $7.15, respectively)	$ 6.51	$ 7.22
Investment Class Net assets applicable to shares outstanding	$ 7,751,511	$ 30,247,047
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	465,845	2,385,616
Net Asset Value, offering and redemption price (a) per share	$ 16.64	$ 12.68
Institutional Class Net assets applicable to shares outstanding	$ 10,829,598	$ 83,723,303
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	617,660	6,509,182
Net Asset Value, offering and redemption price (a) per share	$ 17.53	$ 12.86
Premier Class Net assets applicable to shares outstanding	-	$ 201,492,255
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	15,786,923
Net Asset Value, offering and redemption price per share	-	$ 12.76

(a) Redemption price per share for shares held less than sixty days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income	Scudder European Equity Fund	Scudder International Select Equity Fund
Income: Dividends (net of foreign taxes withheld of $41,253 and $938,790, respectively)	$ 242,070	$ 6,253,803
Interest	912	93,651
Total Income	242,982	6,347,454
Expenses: Advisory fee	65,207	1,827,040
Administration fee	27,945	783,018
Distribution and shareholder servicing fees	2,630	374,501
Custody fees	45,844	122,560
Legal	5,035	1,839
Auditing	15,854	8,824
Trustees' fees and expenses	947	2,143
Reports to shareholders	26,530	10,165
Registration fees	31,461	37,986
Other	3,560	6,420
Total expenses, before expense reductions	225,013	3,174,496
Expense reductions	(96,253)	(134,516)
Total expenses, after expense reductions	128,760	3,039,980
Net investment income (loss)	114,222	3,307,474
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,469,015)	(33,789,942)
Futures	-	(699,374)
Foreign currency related transactions	(44,731)	401,942
	(1,513,746)	(34,087,374)
Net unrealized appreciation (depreciation) during the period on: Investments	1,746,844	9,423,687
Foreign currency related transactions	47,236	185,531
	1,794,080	9,609,218
Net gain (loss) on investment transactions	280,334	(24,478,156)
Net increase (decrease) in net assets resulting from operations	$ 394,556	$ (21,170,682)

Statement of Changes in Net Assets - Scudder European Equity Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
Operations: Net investment income (loss)	$ 114,222	$ 170,594
Net realized gain (loss) on investment transactions	(1,513,746)	(1,694,903)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,794,080	(2,239,940)
Net increase (decrease) in net assets resulting from operations	394,556	(3,764,249)
Distributions to shareholders from: Net investment income: Class A	(2,927)	-
Class B	(2,193)	-
Class C	(4,430)	-
Institutional Class	(259,539)	-
Investment Class	(156,061)	-
Fund share transactions: Proceeds from shares sold	1,670,695	39,984,019
Reinvestment of distributions	398,918	-
Cost of shares redeemed	(3,871,506)	(50,561,378)
Redemption fees	2,745	-
Net increase (decrease) in net assets from Fund share transactions	(1,799,148)	(10,577,359)
Increase (decrease) in net assets	(1,829,742)	(14,341,608)
Net assets at beginning of period	21,125,790	35,467,398
Net assets at end of period (including undistributed net investment income of $107,667 and $418,595, respectively)	$ 19,296,048	$ 21,125,790

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder International Select Equity Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
Operations: Net investment income (loss)	$ 3,307,474	$ 2,360,835
Net realized gain (loss) on investment transactions	(34,087,374)	(35,146,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,609,218	15,049,398
Net increase (decrease) in net assets resulting from operations	(21,170,682)	(17,735,949)
Distributions to shareholders from: Net investment income: Class A	(831,336)	-
Investment Class	(34,330)	-
Institutional Class	(360,799)	(50,627)
Premier Class	(1,282,409)	(499,006)
Fund share transactions: Proceeds from shares sold	591,440,068	160,118,372
Reinvestment of distributions	2,451,798	542,453
Cost of shares redeemed	(120,896,802)	(146,865,404)
Redemption fees	599	-
Net increase (decrease) in net assets from Fund share transactions	472,995,663	13,795,421
Increase (decrease) in net assets	449,316,107	(4,490,161)
Net assets at beginning of period	230,719,577	235,209,738
Net assets at end of period (including undistributed net investment income of $2,705,769 and $1,907,169, respectively)	$ 680,035,684	$ 230,719,577

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder European Equity Fund

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.47	$ 7.46	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.16[c]	.04[c]	-[d]
Net realized and unrealized gain (loss) on investment transactions	(.03)	(1.03)	(2.54)
Total from investment operations	.13	(.99)	(2.54)
Less distributions from: Net investment income	(.14)	-	-
Total distributions	(.14)	-	-
Redemption fees	-[d]	-	-
Net asset value, end of period	$ 6.46	$ 6.47	$ 7.46
Total Return (%)[e]	1.99**	(13.27)	(25.40)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.16	.11	.28
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.84*	2.67	1.88*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.51*	1.54	1.53*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50*	1.50	1.50*
Ratio of net investment income (loss) (%)	1.10*	.60	.25*
Portfolio turnover rate (%)	67*	169	238
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.41	$ 7.42	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.13[c]	(.01)[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.03)	(1.00)	(2.57)
Total from investment operations	.10	(1.01)	(2.58)
Less distributions from: Net investment income	(.09)	-	-
Total distributions	(.09)	-	-
Redemption fees	-[d]	-	-
Net asset value, end of period	$ 6.42	$ 6.41	$ 7.42
Total Return (%)[e]	1.53**	(13.61)	(25.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.21	.14	.67
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.59*	3.49	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.26*	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	.35*	(.12)	(.26)*
Portfolio turnover rate (%)	67*	169	238
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.43	$ 7.45	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.13[c]	-[c,d]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.03)	(1.02)	(2.54)
Total from investment operations	.10	(1.02)	(2.55)
Less distributions from: Net investment income	(.09)	-	-
Total distributions	(.09)	-	-
Redemption fees	-[d]	-	-
Net asset value, end of period	$ 6.44	$ 6.43	$ 7.45
Total Return (%)[e]	1.53**	(13.69)	(25.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.34	.33	.094
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.60*	3.55	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.26*	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	.35*	.05	(.29)*
Portfolio turnover rate (%)	67*	169	238
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 28, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Investment Class
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.69	$ 19.18	$ 27.11	$ 14.63
Income (loss) from investment operations:
Net investment income (loss)	.08[c]	.07[c]	.03	.04
Net realized and unrealized gain (loss) on investment transactions	.22	(2.56)	(7.55)	11.48
Total from investment operations	.30	(2.49)	(7.52)	11.52
Less distributions from: Net investment income	(.35)	-	(.41)	-
Total distributions	(.35)	-	(.41)	-
Redemption fees	-[e]	-	-	-
Other Capital Changes[d]	-	-	-	.96
Net asset value, end of period	$ 16.64	$ 16.69	$ 19.18	$ 27.11
Total Return (%)[f]	1.78**	(12.98)	(28.17)	85.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	13	30
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.45*	2.59	1.88	2.07*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.51*	1.54	1.53	1.54*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50*	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	1.10*	.36	.24	.36*
Portfolio turnover rate (%)	67*	169	238	377
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from December 23, 1999 (commencement of sales of Investment Class shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[e] Amount is less than $.005.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder European Equity Fund

Institutional Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.61	$ 20.19	$ 28.44	$ 11.43	$ 13.50	$ 12.81
Income (loss) from investment operations:
Net investment income (loss)	.10[b]	.15[b]	.23	(1.37)	.29	.15
Net realized and unrealized gain (loss) on investment transactions	.23	(2.73)	(8.11)	16.20	2.04	1.68
Total from investment operations	.33	(2.58)	(7.88)	14.83	2.33	1.83
Less distributions from: Net investment income	(.41)	-	(.37)	(.08)	(.29)	(.24)
Net realized gains on investment transactions	-	-	-	-	(4.11)	(.90)
Total distributions	(.41)	-	(.37)	(.08)	(4.40)	(1.14)
Redemption fees	-[d]	-	-	-	-	-
Other Capital Changes[c]	-	-	-	2.26	-	-
Net asset value, end of period	$ 17.53	$ 17.61	$ 20.19	$ 28.44	$ 11.43	$ 13.50
Total Return (%)[e]	1.95**	(12.78)	(28.10)	149.63	21.18	15.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	22	51.90		5
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.61*	2.36	1.63	1.94	1.64	1.13
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.26*	1.29	1.28	1.28	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.25*	1.25	1.25	1.25	.90	.90
Ratio of net investment income (loss) (%)	1.35*	.75	.48	.92	1.23	1.12
Portfolio turnover rate (%)	67*	169	238	377	80	49
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.56	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.06[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.30)	(.66)	(1.80)
Total from investment operations	(.24)	(.63)	(1.81)
Less distributions from: Net investment income	(.02)	-	-
Total distributions	(.02)	-	-
Redemption fees	-[d]	-	-
Net asset value, end of period	$ 7.30	$ 7.56	$ 8.19
Total Return (%)[e]	(3.19)**	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	361.8		.5
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.32*	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.32*	1.41	1.40*
Ratio of net investment income (loss) (%)	1.11*	.34	(.15)*
Portfolio turnover rate (%)	135*	178	220
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.04[c]	(.02)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.31)	(.67)	(1.87)
Total from investment operations	(.27)	(.69)	(1.89)
Redemption fees	-[d]	-	-
Net asset value, end of period	$ 7.15	$ 7.42	$ 8.11
Total Return (%)[e]	(3.64)**	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.3		.08
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.07*	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.07*	2.16	2.15*
Ratio of net investment income (loss) (%)	.36*	(.25)	(.43)*
Portfolio turnover rate (%)	135*	178	220
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.04[c]	(.09)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.31)	(.60)	(1.87)
Total from investment operations	(.27)	(.69)	(1.89)
Redemption fees	-[d]	-	-
Net asset value, end of period	$ 7.15	$ 7.42	$ 8.11
Total Return (%)[e]	(3.64)**	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.6		.1
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08*	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08*	2.16	2.15*
Ratio of net investment income (loss) (%)	.35*	(1.13)	(.53)*
Portfolio turnover rate (%)	135*	178	220
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 28, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Investment Class
Years Ended October 31,	2003[a]	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.14	$ 14.24	$ 21.31	$ 18.09
Income (loss) from investment operations:
Net investment income (loss)	.03[b]	.06[b]	-[c]	.01
Net realized and unrealized gain (loss) on investment transactions	(.46)	(1.16)	(5.08)	3.49
Total from investment operations	(.43)	(1.10)	(5.08)	3.50
Less distributions from: Net investment income	(.03)	-	-	-
Net realized gains on investment transactions	-	-	(1.99)	(.28)
Total distributions	(.03)	-	(1.99)	(.28)
Redemption fees	-[c]	-	-	-
Net asset value, end of period	$ 12.68	$ 13.14	$ 14.24	$ 21.31
Total Return (%)	(3.25)**	(7.72)	(25.88)	(19.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	13	10	9
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.33*	1.42	1.41	1.28
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.33*	1.41	1.40	1.28
Ratio of net investment income (loss) (%)	1.10*	.43	.12	.04
Portfolio turnover rate (%)	135*	178	220	233
[a] For the six months ended April 30, 2003 (Unaudited). [b] Based on average shares outstanding during the period. [c] Amount is less than $.005 * Annualized ** Not annualized

Scudder International Select Equity Fund

Institutional Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 13.35	$ 14.45	$ 21.50	$ 18.10	$ 12.02	$ 11.62
Income (loss) from investment operations:
Net investment income (loss)	.04[b]	.12[b]	.08	(.85)	(.09)	.12
Net realized and unrealized gain (loss) on investment transactions	(.46)	(1.21)	(5.14)	4.57	6.91	.90
Total from investment operations	(.42)	(1.09)	(5.06)	3.72	6.82	1.02
Less distributions from: Net investment income	(.07)	(.01)	-	(.04)	(.07)	(.23)
Net realized gains on investment transactions	-	-	(1.99)	(.28)	(.67)	(.39)
Total distributions	(.07)	(.01)	(1.99)	(.32)	(.74)	(.62)
Redemption fees	-[c]	-	-	-	-	-
Net asset value, end of period	$ 12.86	$ 13.35	$ 14.45	$ 21.50	$ 18.10	$ 12.02
Total Return (%)	(3.18)**	(7.55)	(25.57)	20.68	59.39[d]	9.28[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	69	66	55	62	5
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.07*	1.17	1.16	.96	2.21	2.89
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.07*	1.17	1.16	.96	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.07*	1.16	1.15	.96	.90	.90
Ratio of net investment income (loss) (%)	1.36*	.80	.36	(.16)	.52	.92
Portfolio turnover rate (%)	135*	178	220	233	239	127
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Scudder International Select Equity Fund

Premier Class
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.28	$ 14.37	$ 21.48	$ 27.67
Income (loss) from investment operations:
Net investment income (loss)	.05[c]	.15[c]	.08	.07
Net realized and unrealized gain (loss) on investment transactions	(.46)	(1.19)	(5.08)	(6.26)
Total from investment operations	(.41)	(1.04)	(5.00)	(6.19)
Less distributions from: Net investment income	(.11)	(.05)	(.12)	-
Net realized gains on investment transactions	-	-	(1.99)	-
Total distributions	(.11)	(.05)	(2.11)	-
Redemption fees	-[d]	-	-	-
Net asset value, end of period	$ 12.76	$ 13.28	$ 14.37	$ 21.48
Total Return (%)[e]	(3.09)**	(7.31)	(25.44)	(22.37)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	201	148	159	214
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.08*	1.18	1.16	1.15*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.90*	.91	.91	.90*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90*	.90	.90	.90*
Ratio of net investment income (loss) (%)	1.53*	1.04	.52	.56*
Portfolio turnover rate (%)	135*	178	220	233
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from February 29, 2000 (commencement of sales of Premier Class shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

European Equity Fund and International Select Equity Fund ("Scudder European Equity Fund" and "Scudder International Select Equity Fund" or the "Funds") are each a diversified series of Morgan Grenfell Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The European Equity Fund offers five classes of shares to investors: Class A, Class B, Class C, Investment Class and Institutional Class. The International Select Equity Fund offers six classes of shares to investors: Class A, Class B, Class C, Investment Class, Institutional Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the European Equity Fund had a net tax basis capital loss carryforward of approximately $23,645,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($3,398,000), October 31, 2009 ($18,661,000) and October 31, 2010 ($1,586,000), the respective expiration dates, whichever occurs first.

At October 31, 2002, the International Select Equity Fund had a net tax basis capital loss carryforward of approximately $113,058,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2009 ($76,700,000) and October 31, 2010 ($36,358,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At October 31, 2002, each Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

	European Equity Fund	International Select Equity Fund
Undistributed ordinary income	$ 416,326	$ 1,907,954
Undistributed net long-term capital gains	$ -	$ -
Capital loss carryforwards	$ (23,645,000)	$ (113,058,000)
Net unrealized appreciation (depreciation) on investments	$ (2,988,008)	$ (5,953,046)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Cash. Cash includes deposits held at each Fund's custodian in a variable rate account at the applicable interest rate.

Redemption Fees. Upon the redemption or exchange of shares held by Class A, Investment Class and Institutional Class shareholders of each Fund and for less than sixty days, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
European Equity Fund	$ 6,213,018	$ 8,580,711
International Select Equity Fund	811,260,786	347,715,941

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited ("DeAMIS"), also an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the International Select Equity Fund and serves as subadvisor with respect to the investment and reinvestment of assets in the European Equity Fund. DeAM, Inc. is the Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreements the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. For the International Select Equity Fund, DeAM, Inc. determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. For the European Equity Fund, DeAM's, the Fund's sub-advisor, determines the securities, investments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fees payable under the Investment Advisory Agreements are equal to an annualized rate of 0.70% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the European Equity Fund, the Advisor compensates DeAMIS out of the advisory fee it receives from the Fund.

Administration. For its services as Administrator, DeAM, Inc. receives a fee (the "Administration Fee") of 0.30% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. For the six months ended April 30, 2003, the Administration Fees were as follows:

Administration Fee	Total Aggregated	Unpaid at April 30, 2003
European Equity Fund	$ 27,945	$ 24,615
International Select Equity Fund	$ 783,018	$ 158,974

For the six months ended April 30, 2003, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each class as follows:

	European Equity Fund (%)	International Select Equity Fund (%)
Class A	1.50	1.50
Class B	2.25	2.25
Class C	2.25	2.25
Institutional Class	1.25	1.25
Investment Class	1.50	1.50
Premier Class	-	0.90

Under these agreements, the Advisor waived and absorbed $96,253 and $134,516 of expenses of the European Equity Fund and International Select Equity Fund, respectively.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
European Equity Fund
Class A	$ 172	$ 34
Class B	616	117
Class C	1,228	425
	$ 2,016	$ 576
International Select Equity Fund
Class A	$ 344,703	$ 70,361
Class B	2,599	727
Class C	3,633	1,014
	$ 350,935	$ 72,102

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
European Equity Fund
Class B	$ 205	$ 39.25%
Class C	409	72.25%
Investment Class	-	-	-*
	$ 614	$ 111
International Select Equity Fund
Class B	$ 866	$ 242.25%
Class C	1,211	338.25%
Investment Class	21,489	26,652.25%
	$ 23,566	$ 27,232

* The Shareholder Servicing Fee for the Investment Class of the European Equity Fund includes an adjustment of $28,684, as a one time change in estimates.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares of European Equity and International Select Equity Fund for the six months ended April 30, 2003 aggregated $17 and $9,379, respectively. There were no underwriting commissions paid in connection with the distribution of Class C shares of European Equity and International Select Equity Fund for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2003, the charges for Class A, B and C shares was as follows:

Total Aggregated
European Equity Fund
Class A	$ -
Class B	1,589
Class C	271
$ 1,860
International Select Equity Fund
Class A	$ 9,170
Class B	914
Class C	2,730
$ 12,814

Trustees' Fees and Expenses. Each Fund pays each Trustees not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments

As of April 30, 2003, the European Equity Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	91,998	CHF	125,000	5/14/2003	198
USD	1,903,908	EUR	1,740,000	7/31/2003	31,920
GBP	77,887	EUR	112,000	7/31/2003	838
USD	1,102,531	GBP	702,000	6/30/2003	15,275
USD	92,437	GBP	59,000	7/31/2003	1,317
USD	68,191	GBP	43,000	7/31/2003	139
USD	96,447	NOK	699,000	6/12/2003	2,997
USD	302,177	SEK	2,533,000	7/31/2003	5,743
USD	64,497	SEK	535,000	7/31/2003	540
					$ 58,967

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	86,980	CHF	130,000	7/31/2003	(679)
EUR	36,545	CHF	54,700	7/31/2003	(226)
EUR	160,000	GBP	110,926	7/31/2003	(1,738)
EUR	53,799	USD	57,800	5/16/2003	(2,208)
EUR	380,000	USD	406,410	6/27/2003	(16,811)
CHF	524,000	USD	382,879	7/31/2003	(4,437)
NOK	709,000	USD	98,141	7/31/2003	(2,237)
EUR	80,634	USD	89,931	5/6/2003	(43)
GBP	253,000	USD	397,058	7/31/2003	(4,974)
					$ (33,353)

As of April 30, 2003, the International Select Equity Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	1,827,988	SEK	16,727,002	5/2/2003	4,906
					$ 4,906

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
EUR	1,646,831	GBP	1,135,655	5/2/2003	(22,803)
EUR	4,449,047	SEK	40,526,368	5/5/2003	(11,058)
EUR	1,356,132	USD	1,512,494	5/5/2003	(784)
					$ (34,645)

Currency Abbreviation
CHF	Swiss Franc	EUR	Euro
SEK	Swedish Krona	GBP	British Pound
USD	United States Dollar	NOK	Norwegian Krone

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

Each Fund and several other affiliated funds (the "Participants") share in a $50 million revolving credit facility administered by Bank of Nova Scotia for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent.

Effective April 11, 2003, the Funds entered into a new revolving credit facility with J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the Funds advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

G. Share Transactions

European Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	18,121	$ 107,172	154,982	$ 1,173,113
Class B	15,680	95,449	16,075	121,406
Class C	6,777	41,601	43,683	340,880
Investment Class	82,673	1,230,461	1,232,707	23,844,467
Institutional Class	11,130	196,012	703,896	14,504,153
		$ 1,670,695		$ 39,984,019
Shares issued to shareholders in reinvestment of distributions
Class A	310	$ 2,015	-	-
Class B	342	2,154	-	-
Class C	694	4,386	-	-
Investment Class	9,227	150,306	-	-
Institutional Class	13,997	240,057	-	-
		$ 398,918		-
Shares redeemed
Class A	(9,492)	$ (56,904)	(176,467)	$ (1,322,212)
Class B	(5,321)	(31,396)	(3,736)	(23,330)
Class C	(5,399)	(33,320)	(4,962)	(36,504)
Investment Class	(165,483)	(2,677,347)	(1,392,608)	(27,074,103)
Institutional Class	(63,133)	(1,072,539)	(1,118,766)	(22,105,229)
		$ (3,871,506)		$ (50,561,378)
Redemption fees	-	$ 2,745	-	-
Net increase (decrease)
Class A	8,939	$ 53,288	(21,485)	$ (149,099)
Class B	10,701	66,207	12,339	98,076
Class C	2,072	12,667	38,721	304,376
Investment Class	(73,583)	(1,296,513)	(159,901)	(3,229,636)
Institutional Class	(38,006)	(634,797)	(414,870)	(7,601,076)
		$ (1,799,148)		$ (10,577,359)

International Select Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	55,825,761	$ 424,763,682	271,895	$ 2,253,046
Class B	153,543	1,075,794	32,074	252,911
Class C	249,475	1,753,478	364,069	2,816,419
Investment Class	1,688,238	20,103,466	3,068,969	44,989,312
Institutional Class	5,566,320	70,330,147	7,474,403	109,597,693
Premier Class	6,022,672	73,413,501	2,338	208,991
		$ 591,440,068		$ 160,118,372
Shares issued to shareholders in reinvestment of distributions
Class A	111,264	$ 831,143	-	$ -
Investment Class	2,517	32,643	-	-
Institutional Class	23,240	305,603	2,842	43,447
Premier Class	98,344	1,282,409	32,873	499,006
		$ 2,451,798		$ 542,453
Shares redeemed
Class A	(6,522,952)	$ (46,078,302)	(225,868)	$ (1,930,511)
Class B	(9,482)	(70,397)	(4,491)	(36,907)
Class C	(70,863)	(518,077)	(290,433)	(2,262,886)
Investment Class	(272,895)	(3,308,468)	(2,779,471)	(41,396,259)
Institutional Class	(4,215,498)	(52,979,696)	(6,878,539)	(101,226,881)
Premier Class	(1,457,604)	(17,941,862)	(739)	(11,960)
		$ (120,896,802)		$ (146,865,404)
Redemption fees	-	$ 599	-	-
Net increase (decrease)
Class A	49,414,073	$ 379,517,122	46,027	$ 322,535
Class B	144,061	1,005,397	27,583	216,004
Class C	178,612	1,235,401	73,636	553,533
Investment Class	1,417,860	16,827,641	289,498	3,593,053
Institutional Class	1,374,062	17,656,054	598,706	8,414,259
Premier Class	4,663,412	56,754,048	34,472	696,037
		$ 472,995,663		$ 13,795,421

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Auditors

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Emerging Markets Debt Fund, European Equity
                                    Fund, International Select Equity Fund,
                                    Municipal Bond Fund, Short-Term Municipal
                                    Bond Fund, Fixed Income Fund, Short Duration
                                    Fund and High Income Plus Fund, each a
                                    series of Scudder MG Investments Trust

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Emerging Markets Debt Fund, European Equity
                                    Fund, International Select Equity Fund,
                                    Municipal Bond Fund, Short-Term Municipal
                                    Bond Fund, Fixed Income Fund, Short Duration
                                    Fund and High Income Plus Fund, each a
                                    series of Scudder MG Investments Trust

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ------------------------------